                                                                   Exhibit 10.10

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                           STOCK PURCHASE AGREEMENT
                                BY AND BETWEEN
                            SOFTNET SYSTEMS, INC.,
                                      AND
                                 MEDIACOM LLC


                               -----------------

                                     dated

                               November 4, 1999

                               -----------------


--------------------------------------------------------------------------------

                           STOCK PURCHASE AGREEMENT


          THIS STOCK PURCHASE AGREEMENT is made as of November 4, 1999, by and between SOFTNET SYSTEMS, INC., a Delaware corporation (the "Company"), and MEDIACOM LLC, a New York limited liability company ("Mediacom").

                             W I T N E S S E T H:

          WHEREAS, the Company wishes to issue to Mediacom, and Mediacom wishes to purchase from the Company, the Common Shares on the terms and subject to the conditions set forth herein; and

          WHEREAS, the Common Shares are being issued in order to induce Mediacom to enter into an affiliate agreement pursuant to which, subject to the terms and provisions contained therein, Mediacom will agree to use the Company's subsidiary, ISP Channel, Inc., as the exclusive provider of Internet access to customers passed by Mediacom's cable infrastructure (the "Affiliate Agreement"), a copy of which is attached hereto as Exhibit A; and
                                      ---------

          WHEREAS, the Company has made a good faith determination that the Common Shares to be issued hereunder represent the fair market value of securing Mediacom's obligations under the Affiliate Agreement; and

          WHEREAS, concurrently with this Agreement, the parties shall execute that certain Registration Rights Agreement dated as of the same date as this Agreement, by and among the Company and Mediacom, the form of which is attached hereto as Exhibit B (the "Registration Rights Agreement").
          ---------

          NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions.
          -----------

          1.1  "Additional Shares" means shares of Common Stock issued pursuant
                -----------------
to Section 2.2.

          1.2  "Alternate Cash Consideration" means the difference between
                ----------------------------
_______________* and the product of (a) the sum of (i) the First Shares plus
(ii) the Second Shares, multiplied by (b) the average closing price of the Common Stock for the twenty trading days prior to the trading day immediately preceding the Third Closing Date, as reported by the principal exchange or automated quotation system upon which the Common Stock is then traded.


* Denotes the information has been filed separately with the Securities and Exchange Commission for Confidential Treatment.

      1.3  "Ancillary Agreements" means the Affiliate Agreement, the Stockholder
            --------------------
Agreement and the Registration Rights Agreement.

      1.4  "Committed Home Passed" has the same meaning as set forth in the
            ---------------------
Affiliate Agreement .

      1.5  "Common Shares" means the Initial Shares and the Additional Shares.
            -------------

      1.6  "Common Stock" means the common stock, par value $0.01 per share, of
            ------------
the Company.

      1.7  "Default Shares" means _____________* shares of Common Stock.
            --------------


      1.8  "First Closing" has the meaning set forth in Section 7.1
            -------------

      1.9  "First Closing Date" has the meaning set forth in Section 7.1.
            ------------------

      1.10 "First Shares" means that number of shares of Common Stock derived by
            ------------
dividing $15,000,000 by the closing price of the Common Stock on the trading day prior to the date hereof, as reported by the principal exchange or automated quotation system upon which the Common Stock is then traded, rounding down, and subtracting one (1).

      1.11 "Fully Diluted Common Stock" means, at any given time, the sum of (a)
            --------------------------
the number of shares of Common Stock that are outstanding, and (b) the number of shares of Common Stock that are issuable upon exercise, conversion or exchange of all outstanding options, warrants and other securities and obligations of the Company.

      1.12 "HSR Approval" means the earlier of (a) the termination or expiration
            ------------
of the waiting period for filings made under the Hart-Scott-Rodino Antitrust Improvement Act 1976, as amended (the "HSR Act"), or (b) approval by the Federal Trade Commission and the Department of Justice pursuant to the HSR Act of the transactions contemplated hereby.

      1.13 "Initial Shares" means the First Shares, the Second Shares and,
            --------------
subject to Section 6.6, the Third Shares, which shall equal (a) 3.5 million shares of Common Stock in the aggregate or (b) in the event the Company does not obtain Stockholder Approval as required by Section 6.5, the sum of the First Shares and the Second Shares, all as subject to adjustment for Default Shares.

      1.14 "ISP Channel Services" has the same meaning as the term "Services" in
            --------------------
the Affiliate Agreement.


* Denotes the information has been filed separately with the Securities and Exchange Commision for Confidential Treatment.

         1.15  "Material Adverse Effect" means a material adverse effect on the
                -----------------------
business, operations, properties, assets, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole.

         1.16  "Preferred Share" has the meaning set forth in the Stockholder
                ---------------
Agreement.

         1.17  "Second Closing" has the meaning set forth in Section 7.2.
                --------------

         1.18  "Second Closing Date" has the meaning set forth in Section 7.2.
                -------------------

         1.19  "Second Shares" means that number of shares of Common Stock which
                -------------
on the Second Closing Date will be equal to the maximum number of shares of Common Stock which the Company is permitted to issue to Mediacom without seeking Stockholder Approval under the then current rules of the NASDAQ Stock Market.

         1.20  "Stockholder Agreement" means that certain Stockholder Agreement
                ---------------------
by and between the Company and Mediacom dated the same date as this Agreement, a copy of which is attached hereto as Exhibit C.
                                    ---------
         1.21  "Stockholder Approval" has the meaning set forth in Section 6.5.
                --------------------

         1.22  "Subsidiary" means any corporation, limited liability company or
                ----------
other entity of which the Company or Mediacom, as applicable, directly or indirectly, controls or which the Company or Mediacom, as applicable, owns, directly or indirectly, more than 50% of the capital stock or other voting and/or equity interests.

         1.23  "Third Closing" has the meaning set forth in Section 7.3.
                -------------

         1.24  "Third Closing Date" has the meaning set forth in Section 7.3.
                ------------------

         1.25  "Third Shares" means that number of shares of Common Stock equal
                ------------
to the difference between 3.5 million and the sum of (a) the First Shares, (b) the Second Shares and (c) any Default Shares payable to the Company as of the Third Closing Date.

         1.26  "Unrestricted Shares" has the meaning set forth in the
                -------------------
Stockholder Agreement.

         1.27  "Year 2000 Issue" means the failure of computer software,
                ---------------
hardware and firmware systems and equipment containing embedded computer ships to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

   2.  Issuance of Common Shares. Subject to the terms and conditions set forth
       -------------------------
in this Agreement, the Company agrees to issue to Mediacom the Common Shares as follows:

       2.1  Initial Shares.
            --------------

            (a)  First Shares. The Company shall issue to Mediacom the First
                 ------------
Shares on the First Closing Date.

            (b)  Second Shares.  The Company shall issue to Mediacom the Second
                 -------------
Shares on the Second Closing Date.

            (c)  Third Shares.  In the event Stockholder Approval is required
                 ------------
under Section 6.5, the Company shall issue to Mediacom the Third Shares, or subject to Section 6.6, the Alternate Cash Consideration, on the Third Closing Date.

       2.2 Additional Shares. For each Committed Home Passed in excess of 900,000 that Mediacom makes available for ISP Channel Services, the Company shall issue to Mediacom additional shares of Common Stock equal to the greater of (i) ____________* divided by the per share closing price of the Common Stock on the trading day prior to the date such shares are issued, as reported by the principal exchange or automated quotation system upon which the Common Stock is then traded and (ii) the lesser of (x) the quotient derived from dividing (A) ____________* multiplied by the per share closing price of the Common Stock on the trading day prior to the date such shares are issued, as reported by the principal exchange or automated quotation system upon which the Common Stock is then traded by (B) 900,000 and (y) ___________* shares; provided, that the
                                                        --------
Company shall not be obligated to accept more than 3,000,000 Committed Homes Passed for ISP Channel Services without prior approval by the Board of Directors of the Company; provided, further, that in no event shall Mediacom acquire more
                --------
than 35% of the Fully Diluted Common Stock without prior approval by the Board of Directors of the Company.

            (a)  Procedure.  For each delivery of such excess Committed Homes
                 ---------
Passed, Mediacom shall deliver to the Company a certificate signed by an authorized officer of Mediacom certifying that (i) Mediacom has delivered such excess Committed Homes Passed, and (ii) the Affiliate Agreement has been amended to reflect the delivery of such excess Committed Homes Passed. The Company shall issue to Mediacom such Additional Shares within 30 days of receipt of such certificate.

            (b)  Adjustment for Subdivisions and Combinations. In the event at
                 --------------------------------------------
any time the Company shall, by subdivision, stock split, reverse stock split, dividend, combination or reclassification of any shares of its capital stock or otherwise change any of the shares of Common Stock into the same or different number of securities of any class or classes. The specific share numbers set forth herein and in the Ancillary Agreements shall be proportionately adjusted to reflect such change. An adjustment made pursuant to this Section


* Denotes the information has been filed separately with the Securities and Exchange Commission for Confidential Treatment.

2.2(b) shall become effective immediately after the effective date of such subdivision or combination.

        2.3  Shares to be Subject to Transfer Restrictions. The Common Shares
             ---------------------------------------------
shall be subject to transfer restrictions and other conditions as set forth in the Stockholder Agreement.

    3.  Execution of Ancillary Agreements. In consideration for the issuance of
        ---------------------------------
the Common Shares, Mediacom shall enter into the Ancillary Agreements and use ISP Channel, Inc. as the exclusive provider of Internet access passed by Mediacom's cable infrastructure according to the terms of the Affiliate Agreement.

    4.  Representations and Warranties of the Company.  The Company hereby
        ---------------------------------------------
represents and warrants to Mediacom as follows, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished to Mediacom attached hereto as Schedule A, which exceptions shall be deemed to be
                   ----------
representations and warranties as if made hereunder:

        4.1  Organization and Qualification.  The Company is a corporation duly
             ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation and is in good standing in each of the jurisdictions in which the properties owned, leased or operated by the Company or the nature of the business conducted by the Company makes such qualification necessary and where the failure to so qualify (individually or in the aggregate) would have a Material Adverse Effect.

        4.2  Subsidiaries.  The Schedule of Exceptions sets forth each
             ------------
Subsidiary of the Company. Except as set forth in the Schedule of Exceptions, the Company does not own any capital stock in any other corporation or similar business entity nor is the Company a partner in any partnership or joint venture. The Schedule of Exceptions describes the state or other jurisdiction of incorporation or organization and the percentage ownership interest owned by the Company of each Subsidiary. Each Subsidiary is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation or organization. Each Subsidiary has all requisite power (corporate or otherwise) to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing in the jurisdictions in which the properties owned, leased or operated by such Subsidiary or the nature of the business conducted by such Subsidiary makes such qualification necessary and where the failure to so qualify (individually or in the aggregate) would have a Material Adverse Effect.

        4.3  Authorization, Validity and Enforceability.  The Company has full
             ------------------------------------------
power, authority and legal capacity to execute and deliver this Agreement and each of the Ancillary Agreements, and subject to the HSR Approval, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, including without limitation the issuance of the Common Shares hereunder and the issuance of the Preferred Share pursuant to the Stockholder Agreement. This Agreement and each of the

Ancillary Agreements have been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and
(b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        4.4  No Conflicts.  Subject to the HSR Approval, the execution and
             ------------
delivery by the Company of this Agreement and each of the Ancillary Agreements and the performance by the Company of its obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the offer and sale of the Common Shares hereunder and the issuance of the Preferred Share pursuant to the Stockholder Agreement), do not and will not conflict with or violate the Certificate of Incorporation or By-laws of the Company and do not and will not conflict with, result in any breach or violation of, constitute a default under (or an event which with the giving of notice or the lapse of time or both would constitute a default under), give rise to any right of termination or acceleration of any right or obligation of the Company under, or result in the creation of any lien or encumbrance upon any assets or properties of the Company by reason of the terms of, (a) any material contract to which the Company or by or to which the Company or its assets or properties may be bound or subject, or (b) any order, writ, judgment, injunction, award, decree, law, statute, ordinance, rule or regulation applicable to the Company.

        4.5  Third-Party Consents and Approvals.  Except for the Stockholder
             ----------------------------------
Approval and the HSR Approval, no consent, approval, authorization, license or order of, registration, qualification, designation, declaration or filing with, or notice to, any governmental entity or any other person is necessary to be obtained, made or given by the Company in connection with the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby.

        4.6  Title to Securities. The Common Shares, when issued and delivered
             -------------------
in accordance with the terms of this Agreement for the consideration expressed herein, and the Preferred Share, when issued and delivered in accordance with the terms of the Stockholder Agreement, will be duly and validly issued, fully paid and nonassessable. The issuance, sale and delivery of the Common Shares is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

        4.7  Capitalization and Voting Rights.
             --------------------------------

             (a)  The authorized capital of the Company consists of:

                  (i)  Preferred Stock. 4,000,000 shares of Preferred Stock, par
                       ---------------
value $.10 per share (the "Preferred Stock"), of which no shares were issued and outstanding as of October 31, 1999.

              (ii) Common Stock. 100,000,000 shares of Common Stock, of
                   ------------
which _____________ shares were issued and outstanding as of October 31, 1999.

          (b) All outstanding shares of Common Stock are duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities and not in violation of any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person. All shares of Common Stock issuable upon exercise of all options, warrants or other rights or agreements for the purchase or acquisition of Common Stock (including Additional Shares) have been duly reserved for issuance and, upon issuance thereof in accordance with the respective terms of their governing documents, will be duly and validly issued, fully paid and non-assessable.

          (c)  Except as disclosed in the Schedule of Exceptions there are no
(i) outstanding options, warrants, rights (including conversion or preemptive rights) or agreements or obligations (contingent or otherwise) for the purchase, repurchase or acquisition or retirement of any shares of its capital stock or other interests therein, (ii) securities of the Company convertible into or exchangeable for any capital stock of the Company, (iii) commitments of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock in respect thereof, any evidences of indebtedness or assets, or (D) agreements to pay any dividend or make any other distribution in respect thereof. Between October 31, 1999 and the Closing Date, the Company has not issued any shares of capital stock or other securities other than upon conversion or exercise or otherwise as a result of conversion rights, options, warrants and other rights or agreements for the purchase of shares of capital stock that were outstanding as of October 31, 1999. The Company is not a party or subject to any agreement and, to the Company's knowledge, there is no agreement between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

        4.8  Governmental Consents. No consent, approval, order or authorization
             ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its Subsidiaries is required in connection with (a) the execution, delivery and performance of this Agreement or any of the Ancillary Agreements, (b) the issuance, sale and delivery of the Common Shares and the Preferred Share, and
(c) the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, except for (i) such filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period, and (ii) the HSR Approval.

        4.9  Litigation.  There is no action, suit, proceeding or investigation
             ----------
pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the right of the Company to enter into such Agreement or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect or any change in the current equity ownership of the Company.

        4.10  Certificate of Incorporation, By-laws and Minutes.  The Company
              -------------------------------------------------
has heretofore made available to Mediacom true and complete copies of its Certificate of Incorporation and By-laws as in effect on the date hereof. The minute books of the Company and the Subsidiaries, which have been made available to Mediacom for inspection, contain true and complete records of all meetings and consents of the Board of Directors and stockholders of the Company and the Subsidiaries.

        4.11  No Violation of Law.  To the Company's knowledge, the Company and
              -------------------
each Subsidiary is not in violation of and has not been given notice or been charged with any violation of any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any governmental or regulatory body or authority, except for violations which, in the aggregate, do not have, and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any written notice that any investigation or review with respect to it by any governmental or regulatory body or authority is pending or threatened, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, would not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary have all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted, except for those, the absence of which, alone or in the aggregate, would not have a Material Adverse Effect (collectively, the "Permits"). The Company and each Subsidiary (a) have duly and timely filed all reports and other information required to be filed with any governmental or regulatory authority in connection with its Permits, and (b) are not in material violation of the terms of any of its Permits, except for such omissions or delays in filings, reports or violations which, alone or in the aggregate, would not have a Material Adverse Effect.

        4.12  Registration Rights.  Except as set forth in the Schedule of
              -------------------
Exceptions, the Company has not granted or agreed to grant any registration rights under any applicable securities laws to any person.

        4.13  Intellectual Property.  The Company and each Subsidiary owns or
              ---------------------
has the right to use the patents, unpatented inventions, trademarks, tradenames, service marks, service names, copyrights, trade secrets, know-how, design, process and other intangible assets (collectively, "Proprietary Assets") used in the business of the Company and the Subsidiaries free and clear of liens, claims, and encumbrances created outside of the ordinary course of business or identified in agreements referred to in the SEC Reports. Neither the Company nor any Subsidiary is knowingly violating or infringing the rights of others in any patent, unpatented invention, trademark, trade name, servicemark, copyright, trade secret, know-how, design, process or other intangible asset. The Company has not received any communications alleging that the Company (or any of its employees or consultants) has violated or infringed or, by conducting its business as proposed, would violate or infringe, any Proprietary Asset of any other person or entity. To the Company's knowledge, no third party has any ownership, right, title, interest, claim or lien on any of the Company's Proprietary Assets and the Company has taken, and in the future the Company will use its best efforts to take all steps reasonably necessary to preserve its legal rights in, and the secrecy of, all its Proprietary Assets, except those for which disclosure is required for legitimate business or legal reasons. Except as set forth in the Schedule of Exceptions, the Company has not granted, and, to the Company's knowledge there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. Except as set forth on the Schedule of Exceptions, the Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any of Proprietary Asset or any other property or rights.

        4.14  Company SEC Reports. Since January 1, 1998, the Company has timely
              -------------------
filed with the Securities and Exchange Commission (the "SEC") all reports, registrations and other documents, together with any amendments thereto, required to be filed under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act")(all such reports, registrations and documents filed with the SEC since January 1, 1998 are collectively referred to as the "Company SEC Reports"). As of their respective dates or such later date as the Company filed an amendment with the SEC, the Company SEC Reports complied in all material respects with all rules and regulations promulgated by the SEC and did not contain any untrue statement of a material fact or omit to state a material face required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The consolidated financial statements of the Company (the "Company Financial Statements") included in the Company SEC Reports present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of their respective dates and the results of their operations and cash flows for the fiscal years and periods covered in accordance with GAAP consistently applied and in accordance with Regulation S-X of the SEC (subject, in the case of unaudited interim period financial statements to normal recurring year-end adjustments which, individully or collectively, are not material). Without limiting the generality of the foregoing, (a) as of the date of the most recent balance sheet included in the Company Fiancial Statements, there was no material debt, liability or obligation of any nature not fully reflected or reserved in accordance with GAAP; and (b) there are no assets of the Company or any Subsidiary, the value of which (in the reasonable judgment of the Company) is materially overstated in the Company Financial Statements. Except as set forth in the Company SEC Reports, neither the Company nor any Subsidiary, to their knowledge, has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise) other than liabilities and obligations which would not, individually or in the aggregate, have a Material Adverse Effect.

        4.15  Brokers and Finders.  The Company has not, directly or indirectly,
              -------------------
employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

        4.16  Year 2000 Issue.  The Company has reviewed the effect of the Year
              ---------------
2000 Issue on the computer software used by the Company and the Subsidiaries in the business of the Company and the Subsidiaries, as well as those hardware and firmware systems and equipment containing embedded microchips owned or operated by the Company and the Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of the Company and the Subsidiaries interface). The costs to the Company of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, are not reasonably expected to have a Material Adverse Effect on the Company.

    5.  Representations and Warranties of Mediacom.  Mediacom hereby represents
        ------------------------------------------
and warrants to the Company that:

        5.1  Authorization.  Mediacom has full power and authority to enter into
             -------------
this Agreement, and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

        5.2  Purchase Entirely for Own Account.  This Agreement is made with
             ---------------------------------
Mediacom in reliance upon Mediacom's representation to the Company, which by Mediacom's execution of this Agreement Mediacom hereby confirms, that the Common Shares to be received by Mediacom will be acquired for investment for Mediacom's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Mediacom has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Mediacom further represents that Mediacom does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Common Shares.

        5.3  Disclosure of Information.  Mediacom believes it has received all
             -------------------------
the information it considers necessary or appropriate for deciding whether to acquire the Common Shares. Mediacom further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of Mediacom to rely thereon.

        5.4  Investment Experience.  Mediacom acknowledges that it can bear the
             ---------------------
economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common

Shares. Mediacom has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement. Mediacom has not been organized for the purpose of acquiring the Common Shares.

        5.5  No Solicitation. Neither the offer nor the sale of the Common
             ---------------
Shares to Mediacom has been accomplished by the publication of any form of advertisement or general solicitation.

        5.6  Restricted Securities.  Mediacom understands that the Common Shares
             ---------------------
are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, Mediacom represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

        5.7  Legends.  Mediacom acknowledges that the Common Shares, and any
             -------
securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

             (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

             (b) "THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS AND OTHER CONDITIONS CONTAINED IN THAT CERTAIN STOCKHOLDER AGREEMENT BETWEEN MEDIACOM LLC AND THE COMPANY, DATED NOVEMBER 4, 1999."

             (c) Any legend required by the laws of the jurisdiction where Mediacom is domiciled or incorporated.

             (d) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

   6.  Conditions to the First Closing, Second Closing and Third Closing;
       -----------------------------------------------------------------
Covenants and Alternate Consideration
--------------------------------------

       6.1  Conditions to the Company's Obligations. The obligations of the
            ---------------------------------------
Company to issue the Common Shares shall be subject to the satisfaction of the following conditions as of the First Closing, the Second Closing and the Third
Closing:

            (a)  Representations and Warranties. The representations and
                 ------------------------------
warranties of Mediacom contained in this Agreement shall be true and correct as of the First Closing Date, the Second Closing Date and the Third Closing Date with the same force and effect as though made as of each such respective Closing Date.

            (b)  Covenants.  Mediacom shall have complied with all covenants and
                 ---------
agreements required to be complied with by Mediacom hereunder and in the Affiliate Agreement.

            (c)  Compliance Certificate.  The Company shall have received from
                 ----------------------
an officer of Mediacom a certificate, dated as of the First Closing Date, the Second Closing Date, or the Third Closing Date, as the case may be, that the conditions specified in Sections 6.1(a) and 6.1(b) have been fulfilled.

            (d)  Consents and Approvals.  Mediacom shall have obtained, made or
                 ----------------------
given all consents, approvals, authorizations, licenses or orders of, registrations, qualifications, designations, declarations or filings with, or notice to any governmental entity or any other person to the extent necessary to be obtained, made or given by Mediacom in connection with the transactions contemplated hereby.

            (e)  No Injunction or Illegality.  No injunction, order, decree or
                 ---------------------------
judgment shall have been issued by any court or other governmental entity and be in effect, and no statute, rule or regulation shall have been enacted or promulgated by any governmental entity and be in effect, which in each case restrains or prohibits any of the transactions contemplated hereby.

            (f)  Ancillary Agreements.  Mediacom shall have executed and
                 --------------------
delivered to the Company the Ancillary Agreements and the Ancillary Agreements shall be in full force and effect.

            (g)  Delivery of Documents. The Company shall have received from
                 ---------------------
Mediacom: incumbency certificates and such other evidence of corporate authority for the transactions contemplated hereby as the Company and its counsel shall reasonably request. The Company may conclusively rely on such documents.

            (h)  Celebratory Dinner. Solely as a condition to the First Closing,
                 ------------------
Rocco Commisso, the Chairman and Chief Executive Officer of Mediacom, shall have come to California for a celebratory dinner in his honor.

        6.2  Conditions to Mediacom's Obligations. The obligations of Mediacom
             ------------------------------------
to consummate the First Closing, the Second Closing and the Third Closing shall be subject to the satisfaction of the following conditions:

             (a)  Representations and Warranties.  The representations and
                  ------------------------------
warranties of the Company contained in this Agreement shall be true and correct as of the First Closing Date, the Second Closing or the Third Closing Date, as the case may be, (other than representations and warranties made as of a specific date, which shall be true and correct as of the date specified), with the same force and effect as though such representations and warranties had been made as of each such respective Closing Date.

             (b)  Covenants.  The Company shall have performed and complied with
                  ---------
all covenants and agreements required to be performed or complied with by the Company hereunder and under the Ancillary Agreements.

             (c)  Compliance Certificate.  Mediacom shall have received from an
                  ----------------------
officer of the Company a certificate, dated as of the First Closing or Second Closing, as the case may be (and as to each issuance of Additional Shares, the date of issuance of such shares), that the conditions specified in Sections 6.2(a) and 6.2(b) have been fulfilled.

             (d)  Consents and Approvals. All consents, approvals,
                  ----------------------
authorizations, licenses or orders of, registrations, qualifications, designations, declarations or filings with, or notice to any governmental entity or any other person necessary to be obtained, made or given in connection with the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect.

             (e)  No Injunction or Illegality. No injunction, order, decree or
                  ---------------------------
judgment shall have been issued by any court or other governmental entity and be in effect, and no statute, rule or regulation shall have been enacted or promulgated by any governmental entity and be in effect, which in each case restrains or prohibits any of the transactions contemplated hereby.

            (f)  Ancillary Agreements. The Company shall have entered into each
                 --------------------
of the Ancillary Agreements and the Ancillary Agreements shall be in full force and effect.

            (g)  Share Certificates; Alternate Cash Consideration. Mediacom
                 ------------------------------------------------
shall have received stock certificates of the Company representing the First Shares for the First Closing, the Second Shares for the Second Closing, or the Third Shares, or subject to Section 6.6, the Alternate Cash Consideration, for the Third Closing, in such denominations as may be requested by Mediacom.

            (h)  Delivery of Documents.  Mediacom shall have received from the
                 ---------------------
Company: (i) a copy of the Amended and Restated Certificate of Incorporation of the Company in effect at the time of the Closing, certified as having been filed with the Delaware Secretary of

State, (ii) a copy of the By-laws of the Company in effect at the time of the Closing, certified as being true and correct by the Secretary of the Company, and (iii) incumbency certificates, board resolutions and such other evidence of corporate authority for the transactions contemplated hereby as Mediacom and its counsel shall reasonably request. Mediacom may conclusively rely on such documents.

        (i)  Opinion of Counsel.  Mediacom shall have received an opinion from
             ------------------
Latham & Watkins, corporate counsel to the Company, dated as of the First Closing Date, the Second Closing Date or the Third Closing Date, as the case may be, in form reasonably satisfactory to Mediacom.

    6.3  Additional Conditions to the Second Closing.  The obligations of the
         -------------------------------------------
Company and Mediacom to consummate the Second Closing shall be subject to HSR Approval. The obligation of Mediacom to consummate the Second Closing shall also be subject to the Company's amending its Bylaws as set forth in Section 5.3 of the Stockholder Agreement.

    6.4  HSR Filings.  Each of the parties hereto covenants and agrees to use
         -----------
its reasonable commercial efforts to comply promptly with any applicable requirements under the HSR Act, and rules and regulations promulgated thereunder, relating to filing and furnishing of information to the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice ("DOJ"), the parties' actions to include, without limitation, (a) filing or causing to be filed the Notification and Report (the "HSR Report") required to be filed by them, or by any other person that is part of the same "person" (as defined in the HSR Act) or any of them, and taking all other action required by the HSR Act; (b) coordinating the filing of such HSR Reports (and exchanging drafts thereof) so as to present both HSR Reports to the FTC and the DOJ within 10 business days after the date of execution of this Agreement, or as soon thereafter as reasonably practicable, and to avoid substantial errors or inconsistencies between the two in the description of the transaction; and (c) using their reasonable commercial efforts to comply with any additional request for documents or information made by the FTC or the DOJ or by a court and assisting the other party to so comply. Notwithstanding anything herein to the contrary, in the event that the consummation of the transactions contemplated under this Agreement is challenged by the FTC, the DOJ or any agency or instrumentality of the federal government by an action to stay or enjoin such consummation, then the parties shall cooperate with each other, as reasonably requested, until either party does not reasonably believe that there are reasonable grounds to contest such action, at which time such party shall have the right to terminate this Agreement and the Ancillary Agreements, unless the other party, at its sole cost and expense, elects to contest such action, in which case the noncontesting party shall cooperate with the contesting party and assist the contesting party, as reasonably requested, to contest such action until such time as any party terminates this Agreement under this Section. In the event that a stay or injunction is granted (preliminary or otherwise), then either party may terminate this Agreement by prompt written notice to the other. If any other form of equitable relief affecting any party is granted to the FTC, the DOJ or other such agency or instrumentality, then the noncontesting party may terminate this Agreement by prompt written notice to the other party. Upon any termination pursuant to this Section 6.4 other than as a result of a breach of this Agreement, no party shall have any further obligation or liability to the other party under this Agreement or the Ancillary Agreements. To effectuate the intent of the foregoing provisions of this Section 6.4, the parties agree to exchange requested or required information in making the filings and in complying as above provided, and the parties agree to take all reasonable steps to preserve the confidentiality of the information set forth in any filings.

        6.5  Stockholder Approval.  The Company covenants and agrees to submit
             --------------------
to its stockholders for approval at the 2000 Annual Meeting of Stockholders, duly called and held as promptly as reasonably possible, but not later than March 31, 2000 (the "Stockholders Meeting"), and the Company will recommend to, and will use its best efforts to solicit and obtain from such stockholders, the approval of (a) the issuance of the Common Shares, as contemplated by this Agreement, but only in the event stockholder approval is necessary to issue the Third Shares in order to comply with the rules of the NASDAQ Stock Market ("Shareholder Approval") and (b) the election of Mediacom's designee to the Company's Board of Directors consistent with Mediacom's percentage ownership of the Common Stock, as set forth in Section 5 of the Stockholder Agreement. The Company shall timely prepare and file with the SEC a preliminary proxy statement in connection with the Stockholders Meeting, and shall endeavor to obtain prompt review of such proxy statement by the SEC, to respond to comments receive and to mail the definitive version thereof (together with any supplements thereto, the "Proxy Statement") promptly to its stockholders. The Proxy Statement will comply as to form in all material respects with all applicable rules and regulations under the Exchange Act . Copies of all preliminary proxy material to be submitted to the SEC, and all SEC responses, comments or inquiries related thereto shall be sent or communicated to Mediacom and its counsel sufficiently in advance of filing or other formal action with respect thereto to provide them with a reasonable opportunity to review and comment thereon.

        6.6  Alternate Cash Consideration.  In the event that, despite its best
             ----------------------------
efforts, the Company shall not obtain Stockholder Approval, at the Third Closing the Company shall deliver to Mediacom the Alternate Cash Consideration, at Mediacom's option, by the delivery of a certified or cashier's check or by federal wire transfer to an account designated by Mediacom.

        6.7  Additional Shares. Solely as a condition to issuing Additional
             -----------------
Shares, the Company shall be reasonably satisfied that Mediacom has made available for ISP Channel Services the number of Committed Homes Passed that requires the issuance of Additional Shares.

   7.  Closing Dates.
       -------------

       7.1   First Closing.  Subject to the satisfaction (or waiver) of the
             -------------
conditions thereto set forth in Section 6.1 and 6.2, the date and the time of the issuance and sale of the First Shares pursuant to this Agreement (the "First Closing") shall be 10:00 a.m., on November 3, 1999 at 650 Townsend Street, Suite 225, San Francisco, CA, or at such other date, time and place as the Company and Mediacom mutually agree upon orally or in writing (the "First Closing Date").

        7.2  Second Closing. Subject to the satisfaction (or waiver) of the
             --------------
conditions thereto set forth in Section 6.1, 6.2, 6.3 and 6.4, the date and the time of the issuance and sale of the Second Shares pursuant to this Agreement (the "Second Closing") shall be no later than the fifth business day following HSR Approval at 650 Townsend Street, Suite 225, San Francisco, CA, or at such other date, time and place as the Company and Mediacom mutually agree upon orally or in writing (the "Second Closing Date").

        7.3  Third Closing.  Subject to the satisfaction (or waiver) of the
             -------------
conditions thereto set forth in Section 6, the date and the time of the issuance and sale of the Third Shares, or delivery of the Alternate Cash Consideration, pursuant to this Agreement (the "Third Closing") shall be within five business days after the earlier of (a) Stockholder Approval or (b) March 31, 2000, at 650 Townsend Street, Suite 225, San Francisco, CA, or at such later date, time and place as the Company and Mediacom mutually agree upon orally or in writing (the "Third Closing Date"); provided, that the Third Closing shall be unnecessary in
                       --------
the event Stockholder Approval is not required by Section 6.5.

    8.  Protective Provision.  In the event ISP Channel, Inc. or the Company
        --------------------
enter into agreements with any other cable operator that have, in the aggregate, terms, rates and conditions more favorable than set forth in this Agreement and the Ancillary Agreements, taken as a whole, then such party shall offer to Mediacom such set of terms, rates and conditions offered to the other cable operator; provided, however, that this provision shall not apply to agreements for test or demonstration purposes.

    9.  Miscellaneous.
        --------------

        9.1  Survival of Representations and Warranties; Indemnity.
             -----------------------------------------------------
             (a) The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement regardless of any investigation made by or on behalf of either party hereto, until the fifth anniversary of the date hereof.

             (b) The Company hereby agrees to indemnify, defend and hold harmless Mediacom, any affiliate of Mediacom, and any director, officer, employee, representative or agent of any of them (an "Indemnified Party") from and against, and agrees to pay or cause to be paid to such Indemnified Party the amounts ("Losses") equal to the sum of any and all claims, demands, costs, expenses or other liabilities of any kind that any Indemnified Party may incur or suffer, directly or indirectly, including without limitation the cost of investigation (including without limitation attorneys' fees) which arise out of, result from or relate to (i) any misrepresentation or breach by the Company of any of its representations or warranties or covenants contained in this Agreement, or in any schedule, certificate, exhibit, or other instrument furnished by, or on behalf of, the Company under this Agreement or (ii) any claim by any stockholders of the Company arising under or in connection with this Agreement. Each Indemnified Party shall give prompt notice to the Company of the commencement of any suit, action or proceeding against such Indemnified Party in respect of which indemnity may be sought hereunder. The Company may, at its own expense, participate in and upon notice to the Indemnified Party, assume the defense any such suit, action or proceeding; provided that (A) the Company's
                                                 --------
counsel is reasonable satisfactory to such Indemnified Party and (B) the Company shall thereafter consult with such Indemnified Party upon such Indemnified Party's reasonable request for such consultation from time to time with respect to such suit, action or proceeding. If the Company assumes such defense, such Indemnified Party shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Company. The Company shall be liable for the fees and expenses of counsel employed by such Indemnified Party for any period during which the Company has not assumed the defense thereof. Whether or not the Company chooses to defend or prosecute any claim, all of the parties hereto shall cooperate in the defense or prosecution thereof. The Company shall not be liable hereunder for any settlement effected without its consent or resulting from a proceeding against an Indemnified Party in which the Company was not permitted an opportunity to participate unless (1) such settlement includes an unconditional release of the Company from all liability on claims that are the subject matter of such claim, litigation or proceeding, and (2) such settlement shall not require that the Company incur any obligation (monetary or otherwise) or forego any rights. The Company shall not effect any settlement relating to a proceeding against any Indemnified Party without the consent of such Indemnified Party (which consent shall not be unreasonably withheld) unless such settlement includes (as to such Indemnified Party) money damages only and an unconditional release of such Indemnified Party from all Losses related to such proceeding.

        9.2  Notices.  All notices, demands or other communications to be given
             -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed as follows:

        If to the Company:

        SOFTNET SYSTEMS, INC.
        650 Townsend Street, Suite 225
        San Francisco, California  94103
        Attn: Steven Harris, Secretary
        Telephone: (415) 365-2500
        Telecopy: (415) 365-2556

        If to Mediacom

        MEDIACOM LLC
        100 Crystal Run Road
        Middletown, NY 10941
        Attention:  Rocco B. Commisso
                    Chairman and Chief Executive Officer
        Telephone:  (914) 695-2600
        Telecopy:  (914) 695-2639

        with a copy to:

        Cooperman Levitt Winikoff Lester & Newman, P.C.
        800 Third Avenue
        New York, NY 10022
        Attention: Robert L. Winikoff, Esq.
        Telephone: (212)  688-7000
        Telecopy: (212) 755-2839

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party (provided that notice of a change of address shall be effective only upon receipt thereof).

        9.3  Expenses.  The Company shall pay, and hold Mediacom harmless from
             --------
and against liability for the payment of, stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the delivery or acquisition of any Common Shares.

        9.4  Remedies.  The parties shall have all rights and remedies set forth
             --------
in this Agreement and all rights which such holders have under any law. Any person having any rights under any provision of this agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The losing party shall pay the reasonable fees and expenses incurred by the prevailing party for the enforcement of the rights granted under this Agreement.

        9.5  Entire Agreement; Waivers and Amendments.  This Agreement
             ----------------------------------------
(including the exhibits and schedules hereto and the documents and instruments referred to herein) contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings with respect thereto. This Agreement may only be amended or modified, and the terms hereof may only be waived, by a writing signed by both parties hereto or, in the case of a waiver, by the party entitled to the benefit of the terms being waived.

        9.6  Assignment; Binding Effect.  This Agreement may not be assigned or
             --------------------------
delegated, in whole or in part, by either party hereto without the prior written consent of the other party hereto, except by operation of law in connection with a merger, consolidation or other reorganization or sale of all or substantially all of the assets of Mediacom; provided, that Mediacom may assign, in its sole
                               --------
discretion, all of its rights, interests and obligations under this Agreement to any buyer who assumes all of Mediacom's obligations under this Agreement and the Ancillary Agreements. Mediacom may assign any or all of its rights and obligations hereunder to its direct or indirect wholly-owned Subsidiaries if such Subsidiaries agrees in writing in form satisfactory to the Company to be bound by this agreement and make the representations and warranties hereunder to the same extent as Mediacom. In the event Mediacom assigns such rights to any such Subsidiary, such Subsidiary shall be deemed to be "Mediacom" for all purposes of this Agreement, and the Company shall re-issue the applicable Common Shares in the name of any such Subsidiary at the direction in writing by Mediacom. The assignment by Mediacom of any rights, interest or obligations under the Registration Rights Agreement to a transferee of the Unrestricted Shares acquired hereunder shall not affect or diminish the rights or obligations of Mediacom under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        9.7  Severability.  In the event that any provision of this Agreement
             ------------
shall be declared invalid or unenforceable by a court of competent jurisdiction in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent declared invalid or unenforceable without affecting the validity or enforceability of the other provisions of this Agreement, and the remainder of this Agreement shall remain binding on the parties hereto.

        9.8  Governing Law; Jurisdiction and Venue.  This Agreement shall be
             -------------------------------------
governed by, construed and enforced in accordance with the internal laws of the State of Delaware, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. The parties hereto acknowledge and agree that the state and federal courts sitting in the State of Delaware shall have jurisdiction in any matter arising out of this Agreement, and the parties hereby consent to such jurisdiction and agree that the venue of any such matter shall also be proper in such state and federal courts sitting in the State of Delaware.

        9.9  Captions.  The Section and subsection headings in this Agreement
             --------
are inserted for convenience of reference only, and shall not affect the interpretation of this Agreement.

       9.10  Counterparts.  This Agreement may be executed in counterparts, each
             ------------
of which shall be deemed an original and both of which together shall be considered one and the same agreement.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first written above.



                              SOFTNET SYSTEMS, INC.


                              /s/ Lawrence B. Brilliant
                              -------------------------
                              By:  Lawrence B. Brilliant
                              Title: Chief Executive Officer



                              MEDIACOM LLC


                              /s/Rocco B. Commisso
                              -------------------------
                              By:  Rocco B. Commisso
                              Title:  Chairman and Chief Executive Officer

                                                                       Exhibit A

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of November 4, 1999, by and among SoftNet Systems, Inc., a Delaware corporation (the "Company"), with headquarters located at 650 Townsend Street, Suite 225, San Francisco, CA 94103 and Mediacom LLC, a New York limited liability company (the "Initial Purchaser"), with headquarters located at 100 Crystal Run Road, Middletown, New York 10941.

     WHEREAS, in connection with the Stock Purchase Agreement dated of even date herewith by and between the Company and the Initial Purchaser (the "Stock Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue to the Initial Purchaser 3,500,000 shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), and to issue additional shares of Common Stock under certain circumstances set forth in the Stock Purchase Agreement (collectively, the "Shares").

     WHEREAS, the Shares are being issued in order to induce the Initial Purchaser to enter into an affiliate agreement pursuant to which, subject to the terms and provisions contained therein, the Initial Purchaser agrees to use the Company's subsidiary, ISP Channel, Inc., as the exclusive provider of Internet access and other Internet services to customers passed by the Initial Purchaser's cable infrastructure; and

     WHEREAS, to induce the Initial Purchaser to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

     WHEREAS, the Shares are subject to a Stockholder Agreement by and between the Company and the Initial Purchaser, of even date herewith (the "Stockholder Agreement"), that governs certain rights and obligations with respect to the parties.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and the Initial Purchaser hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     1.1  Definitions.
          -----------

          (a)  "Purchaser" means, collectively, the Initial Purchaser and any
                ---------
transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof or who otherwise take rights under this Agreement in accordance with the terms hereof.

          (b)   "register," "registered," and "registration" refer to a
                 --------    ----------        ------------
registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

           (c)  "Registrable Securities" means the Unrestricted Shares (as
                 ----------------------
defined in the Stockholder Agreement), and any shares of capital stock issued or issuable, from time to time (with any adjustments) on or in exchange for or otherwise with respect to the Unrestricted Shares or any other Registrable Securities. The Unrestricted Shares shall cease to be Registrable Securities to the extent that they (in the reasonable opinion of counsel to the Purchaser) have been sold to the public without registration and without restriction, whether pursuant to Rule 144 or otherwise.

           (d)  "Registration Statement" means any registration statement of the
                 ----------------------
Company under the Securities Act subject to or pursuant to Article II or another provision of this Agreement, as applicable.

                                  ARTICLE II
                                 REGISTRATION
                                 ------------

    2.1  Demand Registration.  At any time after December 31, 1999 and subject
         -------------------
to Section 2.5 of the Stockholder Agreement, if the Purchaser holds at least 500,000 shares of Registrable Securities, the Purchaser shall have the right to request that the Company prepare, and file with the SEC a Registration Statement on Form S-3 covering the resale of all or any portion of the then issued Registrable Securities (a "Demand Registration"). The Registration Statement shall have a minimum aggregate offering price (as set forth on the facing page of the Registration Statement) to the public of $10,000,000. The Purchaser may demand that any Registration Statement be a shelf-registration in accordance with Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"). The Company shall send to all other Purchasers, if any, written notice of such request and if any such Purchasers respond within fifteen (15) days after the effective date of such notice (in accordance with Section 2.6 below), the Company shall include all Registrable Securities requested by any such Purchaser to be registered in the Demand Registration in accordance with this Section 2.1. The Registration Statement (and each amendment or material supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) the Purchaser and its counsel prior to its filing. After receiving the Registration Statement, the Purchaser shall provide the Company with either its approval of the Registration Statement or its comments or corrections to the Registration Statement within five (5) business days of receipt of the draft Registration Statement. If the Purchaser does not respond with approval or comments within five business days, it shall be deemed to approve the Registration Statement. Without limiting the Company's obligations under this Section, if Form S-3 is not available to the Company in connection with re-sales, the Company shall file a Registration Statement on such form as is then available to effect a registration, subject to the consent of the Purchaser (as determined pursuant to Section 11.10 hereof) as to the form used for such filing. The Purchaser shall have the right to request the filing of one Registration Statement under this Section 2.1 in any twelve (12) month period; provided, however, that if the Purchaser requests the filing of
--------
more than one Registration Statement in a twelve month period then the Purchaser shall pay for all expenses of such Registration.

        2.2  Underwritten Offering.  If any offering pursuant to a Registration
             ---------------------
Statement pursuant to Section 2.1 hereof involves an underwritten offering, the Purchaser who holds a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select the investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. If the underwriter of an underwritten offering advises the Company that in its opinion the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities which can be sold in an orderly manner in such offering within a price range acceptable to the Purchaser initially requesting such registration, then the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering without adversely affecting the marketability of the offering, pro rata among the holders of such Registrable Securities. The Company shall agree to such reasonable lock-up provisions as may be requested by such underwriter.

        2.3  Registration and Permitted Delays.  The Company shall file the
             ---------------------------------
Registration Statement within thirty (30) days of a demand pursuant to Section
2.1 above, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than the sixtieth
(60th) day following the date of the filing of the Registration Statement, except in instances representing Permitted Delay (as defined below); provided,
                                                                     --------
however, that if, notwithstanding such best efforts, the Registration Statement is not declared effective on or prior to the 60th day following the date of the filing of the Registration Statement as a result of the SEC review process, the Company shall, so long as it continues to use such best efforts, have an additional sixty (60) days to cause the registration statement to become effective. The Company shall respond to each item of correspondence from the SEC or the staff of the SEC relating to such registration statement as promptly as practicable. If to the actual knowledge of a senior officer of the Company or the Company's outside counsel the SEC and the staff of the SEC have no comments (or no further comments) concerning such Registration Statement, the Company shall as soon as practicable request acceleration of effectiveness of the Registration Statement from the SEC. For purposes of this Agreement, "Permitted Delay" shall mean the suspension of, or delay in filing of in response to a demand, of the Registration Statement for up to seventy-five (75) days upon the good faith determination by the Company's Board of Directors that such Registration Statement would have a material adverse effect on any proposed material financing, acquisition or other extraordinary corporate transaction as a result of which such suspension or delay is in the best interest of the Company and the holders of its outstanding Common Stock, provided, however, that
                                                         --------
no more than two (2) such Permitted Delays may be imposed during any period of twelve (12) consecutive months; and provided, however that no Permitted Delay
                                    --------
shall be imposed with respect to a demand by the Purchaser where such Permitted Delay is not imposed on all other stockholders, and only to the same extent it is imposed on all other stockholders holding registration rights with respect to shares of capital stock of the Company; and provided further, that in the event
                                            ----------------
of a Permitted Delay, the holders of Registrable Securities initially requesting registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all expenses in connection with such registration in accordance with Article V.

   2.4  "Piggyback" Registration.  If, after the date hereof, the Company shall
         ------------------------
decide to file with the SEC a Registration Statement relating to an offering for its own account or the account of others (other than a registration statement on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option, stock purchase or other employee benefit plans), including a Demand Registration pursuant to
Section 2.1 (unless inclusion therein would require the consent of such other party, and the Company is unable, despite exercise of good faith efforts, to obtain such consent) under the Securities Act of any of its equity securities (any such Registration Statement, a "Company Registration Statement"), the Company shall send to the Purchaser written notice of such determination and, if within fifteen (15) days after the effective date of such notice (in accordance with Section 2.6 below), the Purchaser shall so request in writing, the Company shall include in such Company Registration Statement all or any part of the Registrable Securities the Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a Company Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Company Registration Statement only such limited portion of the Registrable Securities with respect to which the Purchaser has requested inclusion hereunder as the underwriter shall permit; provided, however, that the Company shall not exclude any Registrable Securities
--------
unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Company Registration Statement; and provided, further, however, that, after giving
                            --------
effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in a Company Registration Statement and holders of securities not subject to a similar cut-back provision.

        (b) If an offering in connection with which a Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then each Purchaser whose Registrable Securities are included in such Company Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

   2.5  Eligibility for Form S-3.  The Company represents and warrants that it
        ------------------------
currently meets the requirements for the use of Form S-3 for registration of the re-sale by the Purchaser and that the Company shall use its best efforts to continue to meet such requirements, and that such re-sales may currently be effected pursuant to Form S-3; the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3 and shall use its best efforts in all other respects to maintain such eligibility.

     2.6  Notices.  Upon receipt of a request for a Demand Registration, the
          -------
Company shall give all other Purchasers, if any, prompt written notice of such Demand Registration, which other Purchasers shall otherwise have the right to participate in such Demand Registration either pursuant to (i) Section 2.1, in the case of the Initial Purchaser, any affiliates of the Initial Purchaser, or Purchasers holding at least 500,000 shares of Common Stock, or (ii) Section 2.4, hereof, in the case of Purchasers not otherwise described in (i).

                                  ARTICLE III
                          OBLIGATIONS OF THE COMPANY
                          --------------------------

          In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     3.1  Availability of Registration Statement.  The Company shall prepare
          --------------------------------------
promptly and file with the SEC the Registration Statement required by Section 2.1, and use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and, if shelf-registration under Rule 415 is requested by Purchaser, keep the Registration Statement continuously effective pursuant to Rule 415 and available for use at all times, except as set forth herein, until such date as all of the Registrable Securities covered by such Registration Statement have been sold (the "Registration Period").

     3.2  Amendments to Registration Statement.  The Company shall prepare and
          ------------------------------------
file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and, subject to Section 3.7, available for use at all times during the Registration Period, (including, without limitation, amendments and supplements necessary in connection with a change in the "Plan of Distribution"
section in any Registration Statement or prospectus) and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. The Company shall cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

     3.3  Information. Upon written request, the Company shall furnish to the
          -----------
Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto and, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by the Purchaser. The Company shall promptly notify the Purchaser of the effectiveness of any Registration Statement or post-effective amendments thereto.

     3.4  Blue Sky.  The Company shall (a) register and qualify the Registrable
          --------
Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States (including Puerto Rico) as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be
                                --------
required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

     3.5  Underwriters.  In the event the Purchaser, holding a majority in
          ------------
interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section
2.1 or 2.4 hereof, selects underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

     3.6  Correction of Statements or Omissions.  As soon as practicable after
          -------------------------------------
becoming aware of such event, the Company shall publicly announce or notify by facsimile the Purchaser (at the facsimile number for such Purchaser set forth on the signature page hereto) of the happening of any event, of which the Company has actual knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts as soon as possible to (but in any event within five (5) business days) prepare a supplement or amendment to the Registration Statement (and make all required filings with the SEC) to correct such untrue statement or omission if not otherwise satisfied through the filing of a report with the SEC or otherwise pursuant to applicable securities laws (but such a supplement or amendment or other filing shall not be required if, notwithstanding the Company's best efforts to so prepare and file such supplement, amendment or other filing, such a supplement, amendment or other filing is no longer required by applicable law to correct such untrue statement or omission because such untrue statement or omission no longer exists) and the Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment to each Purchaser (or other applicable document) as such Purchaser may request in writing. Unless such an event is publicly announced, the Company shall not, without the consent of a Purchaser, give such Purchaser any material non-public information, but shall inform the Purchaser that the prospectus includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        3.7  Material Non-Public Information.  If at any time during the
             -------------------------------
Registration Period, counsel to the Company should determine in good faith that the compliance by the Company with its disclosure obligations in connection with the Registration Statement may require the disclosure of information which the Board of Directors of the Company has identified as material and which the Board of Directors has determined that the Company has a bona fide business purpose for preserving as confidential, the Company shall promptly, (i) notify the Purchasers in writing of the existence of material non-public information (but in no event, without the prior written consent of a Purchaser, shall the Company disclose to such Purchasers any of the facts or circumstances regarding such information) and (ii) advise the Purchasers in writing to cease all sales under the Registration Statement until such information is disclosed to the public or ceases to be material.

        3.8  Stop Orders.  The Company shall use its best efforts to prevent the
             -----------
issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time, and the Company shall immediately notify by facsimile the Purchaser (at the facsimile number set forth on the signature page hereto) or, in the event of an underwritten offering, the managing underwriters, of the issuance of such order and the resolution thereof.

        3.9  Opinions of Counsel.  If reasonably requested by the Purchaser in
             -------------------
writing (taking into account any applicable legal precedent and any SEC staff positions), the Company shall use its reasonable efforts to furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as the Purchaser may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to the Purchaser and in form, scope and substances as is customarily given in an underwritten public offering and reasonably satisfactory to such counsel and (b) a letter, dated as of such applicable date, from the Company's independent certified public accountants addressed to the Purchaser and in form, scope and substance as is customarily given to underwriters in an underwritten public offering; provided, however, that the Purchaser shall only be entitled to the
          --------
foregoing to the extent it is reasonably requested by the Purchaser and consented to by the Company after consultation with its counsel (which consent will not be unreasonably withheld based upon all relevant facts and circumstances and taking into account the advice of such counsel) and in any event no more than one time in any three-month period (unless a shorter period would otherwise be reasonable under the applicable circumstances).

        3.10  Inspection of Records.  The Company shall provide the Purchaser,
              ---------------------
and any underwriter who may participate in the distribution of Registrable Securities, registered pursuant to the Registration Statement and their respective representatives, the opportunity, each at its own expense, to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Purchaser may reasonably request in connection with the Registration Statement; provided, however, the Purchaser
                                            --------
shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination the inspectors are so notified in writing, unless (a) the disclosure of such records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant inspector); provided further, that the Company is not required to waive the attorney-client privilege and the Company shall not provide the Purchaser with material non-public information in connection with such inquiry.

        3.11  Purchaser Information.  The Company shall hold in confidence and
              ---------------------
not make any disclosure of non-public information concerning the Purchaser provided to the Company by the Purchaser unless (a) disclosure of such
--------
information is necessary to comply with federal or state securities laws, rules, statutes or regulations, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or other public filing by the Company, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation, to the knowledge of the Company, of this or any other agreement, or (e) the Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning the Purchaser is sought in or by a court or governmental body of competent jurisdiction in or through other means, give prompt notice to the Purchaser prior to making such disclosure, and allow the Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

        3.12  Listing.  The Company shall use its best efforts to cause the
              -------
listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on the American Stock Exchange, The Nasdaq National Market System, The Nasdaq SmallCap Market or the New York Stock Exchange, and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the other Common Stock of the Company is then listed or quoted.

        3.13  Transfer Agent.  The Company shall provide a transfer agent and
              --------------
registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

        3.14 Delivery of Certificates. The Company shall cooperate with the Purchaser who holds Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Purchaser may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Purchaser may request, and, within two (2) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Purchaser whose Registrable Securities are included in such Registration Statement) an opinion of such counsel substantially in the form attached hereto as Exhibit 1.
                   ---------

        3.15 Compliance with Laws. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration

Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

        3.16  Other Registration Rights.  The Company has not and shall not
              -------------------------
hereafter enter into any other registration agreement with respect to its securities which is inconsistent with or violates or adversely affects the rights granted to the holders of Registrable Securities in this Agreement.

                                  ARTICLE IV
                         OBLIGATIONS OF THE PURCHASER
                         ----------------------------

          In connection with the registration of the Registrable Securities, the Purchaser shall have the following obligations:

        4.1  Information Concerning Purchasers.  Purchaser shall furnish to the
             ---------------------------------
Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company so required from each such Purchaser.

        4.2  Cooperation.  Purchaser, by such Purchaser's acceptance of the
             -----------
Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

        4.3  Prospectus Delivery Requirements.  The Purchaser understands that
             --------------------------------
the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and each such Purchaser shall comply with any applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

        4.4  Discontinuance of Distribution.  The Purchaser agrees that, upon
             ------------------------------
receipt of written notice from the Company of the happening of any event of the kind described in Sections 3.6 and 3.7, the Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Sections
3.6 or 3.7 or advice that a supplement or amendment is not required and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

        4.5  Underwriting Agreements.  Without limiting Purchaser's rights under
             -----------------------
Section 2.1 or 2.4 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell the Purchaser's Registrable Securities on the basis provided in
                                    --------
any underwriting agreements in usual and customary form entered into by the Company pursuant to Section 3.5 hereof, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.

        4.6  SEC.  The Purchaser agrees to use reasonable efforts to cooperate
             ---
with the Company (at the Company's expense) in responding to comments of the staff of the SEC, provided nothing in this Section 4.6 shall affect any obligations of the Company under this Agreement or otherwise create any liability on the part of the Purchaser or require any change to the terms and conditions of this Agreement or the Stock Purchase Agreement.

                                   ARTICLE V
                           EXPENSES OF REGISTRATION
                           ------------------------

             Subject to Section 2.1, all reasonable expenses, other than underwriting discounts and commissions, incurred by Purchaser in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, the reasonable fees and disbursements of one counsel to the Purchaser, including any of its transferees (such fees and expenses not to exceed $5,000), and all registration, listing and qualification fees, printers and accounting fees, and the fees and disbursements of counsel for the Company and other expenses of the Company, shall be borne by the Company.

                                  ARTICLE VI
                                INDEMNIFICATION
                                ---------------

             In the event any Registrable Securities are included in a Registration Statement under this Agreement:

        6.1  Indemnification.  To the extent permitted by law, the Company will
             ---------------
indemnify, hold harmless and defend (a) the Purchaser, (b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control the Purchaser and any such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse each such Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to
Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by a Purchaser pursuant to Article IX.

        6.2  Claims.  To the extent permitted by law, the Purchaser agrees to
             ------
indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use in connection with such Registration Statement; and the Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the
                                                --------
indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that the Purchaser shall be liable under
          --------
this Agreement (including this Section 6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by the Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

        6.3  Notices.  Promptly after receipt by an Indemnified Person or
             -------
Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and continue control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that
                                                     --------
such indemnifying party shall diligently pursue such defense and an indemnifying party shall not be entitled to assume (or continue) such defense if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party, and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. Notwithstanding any assumption of such defense and without limiting any indemnification obligation provided for in Section 6.1 or 6.2, the Indemnified
                           --------
Party or Indemnified Person, as the case may be, shall be entitled to be represented by counsel (at its own expense if the indemnifying party is permitted to assume and continue control of the defense and otherwise at the expense of the indemnifying party) and such counsel shall be entitled to participate in such defense. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                  ARTICLE VII
                                 CONTRIBUTION
                                 ------------

          To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that
                                                         --------
(i) no party shall be liable for contribution if it is not liable for indemnification pursuant to the provisions of Article VI hereof; (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any Purchaser of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Purchaser from the sale of its Registrable Securities.

                                 ARTICLE VIII
                        REPORTS UNDER THE EXCHANGE ACT
                        ------------------------------

          With a view to making available to each Purchaser the benefits of Rule 144, the Company agrees that so long as a Purchaser holds Registrable Securities, the Company shall use its best efforts to:

               (a) Not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination;

               (b) File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

               (c) Furnish to the Purchaser promptly upon written request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

               (d) Take such further action as the Purchaser may reasonably request to enable the Purchaser to sell Registrable Securities without registration under Rule 144, including any opinion of counsel to the Company required by the Company's transfer agent.

                                  ARTICLE IX
                       ASSIGNMENT OF REGISTRATION RIGHTS
                       ---------------------------------

          The rights of the Purchaser hereunder as to Registrable Securities transferred by the Purchaser, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by the Purchaser to any transferee of all or any portion of the Registrable Securities who either (x) is an affiliate or subsidiary of the Purchaser or (y) acquires at least 1,000,000 shares of Common Stock of the Company, whether such transfer occurs before or after the Registration Statement becomes effective, if: (a) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and
(ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of the Purchaser hereunder with respect to any Registrable Securities not shall not be assigned by virtue of the transfer of other Registrable Securities or transferred Registrable Securities.

                                   ARTICLE X
                       AMENDMENT OF REGISTRATION RIGHTS
                       --------------------------------

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Article X shall be binding upon the Purchaser and the Company.

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

    11.1  Registered Holders.  A person or entity is deemed to be a holder (or a
          ------------------
holder in interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

    11.2  Notices.  Any notices herein required or permitted to be given shall
          -------
be in writing and may be personally served or delivered by courier or by machine generated confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:
               SoftNet Systems, Inc.
               650 Townsend Street, Suite 225
               San Francisco, California 94103
               Telecopy:  (415) 365-2556
               Attention:  Steven Harris, Secretary


          If to the Purchaser, as shown on the signature page hereto and if to any other Purchaser, at such address as such Purchaser shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

    11.3  Waiver.  Failure of any party to exercise any right or remedy under
          ------
this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

    11.4  Governing Law; Jurisdiction and Venue.  This Agreement shall be
          -------------------------------------
governed by, construed and enforced in accordance with the internal laws of the State of Delaware, excluding the conflict of laws provisions thereof that would otherwise require the application of the law of any other jurisdiction. The parties hereto acknowledge and agree that the state and federal courts sitting in the State of Delaware shall have jurisdiction in any matter arising out of this Agreement, and the parties hereby consent to such jurisdiction and agree that the venue of any such matter shall also be proper in such state and federal courts sitting in the State of Delaware.

    11.5  Entire Agreement.  This Agreement and the Stock Purchase Agreement
          ----------------
(including all schedules and exhibits thereto and all certificates and opinions and other documents required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Stock Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

    11.6  Successors and Assigns.  Subject to the requirements of Article IX
          ----------------------
hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

    11.7  Headings.  The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

    11.8  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

    11.9  Further Assurances.  Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

    11.10 Consents.  Unless otherwise provided herein, all consents and other
          --------
determinations to be made pursuant to this Agreement shall be made on the basis of a majority in interest with respect to the Registrable Securities.

    11.11 Transferees.  The number of Registrable Securities included in any
          -----------
Registration Statement pursuant to Section 2.4 shall be allocated pro rata among the Purchasers based on the number of Registrable Securities held by each Purchaser at the time of establishment of such number. In the event a Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Purchasers, pro rata based on the number of shares of Registrable Securities then held by such remaining Purchasers.

    11.12  Severability.  If any provision of this Agreement shall be invalid or
           ------------
unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

                                     * * *

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.



SOFTNET SYSTEMS, INC.



By:  _______________________
     Lawrence B. Brilliant
     Chief Executive Officer



MEDIACOM LLC


By:_________________________
Name:_______________________
Title_______________________

Address:  100 Crystal Run Road
          Middletown, NY 10941
Telecopy: (914) 695-2639

with a copy to:

               Cooperman Levitt Winikoff Lester & Newman, P.C.
               800 Third Avenue
               New York, NY 10022
               Attention: Robert L. Winikoff, Esq.
               Facsimile: (212) 755-2839

                                                                       EXHIBIT 1
                                                                 to Registration
                                                                Rights Agreement
                                    [Date]
[Name and address
of transfer agent]

          RE:  SoftNet Systems, Inc.

Ladies and Gentlemen:

          We are counsel to SoftNet Systems, Inc., a Delaware corporation (the

"Company"), and we understand that [Name of Purchaser] (the "Holder") has
--------                                                     ------
purchased from the Company Common Stock of the Company, par value $.01 per share (the "Common Stock"). The Common Stock was purchased by the Holder pursuant to
      ------------
a Stock Purchase Agreement, dated as of November 4, 1999, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a
                                          ---------
Registration Rights Agreement, dated as of November 4, 1999, by and among the Company and the Holder (the "Registration Rights Agreement"), the Company agreed
                             -----------------------------
with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the
                              --------------
Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on __________ __, ____, the Company filed a Registration Statement on Form S-3 (File No. 333- __________) (the

"Registration Statement") with the Securities and Exchange Commission (the
-----------------------
"SEC") relating to the Registrable Securities, which names the Holder as a
 ---
selling stockholder thereunder.

          [Other customary introductory and scope of examination language to be inserted, in each case as acceptable to Holders.]

          Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

          [Other appropriate customary language to be included, in each case as acceptable to Holders.]

                              Very truly yours,

cc:  [Name of Purchaser]